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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): July 27, 2006

                 Residential Asset Securitization Trust 2006-A10
                 -----------------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-132042-28

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

            Delaware                                           95-4791925
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  (State or Other Jurisdiction                              (I.R.S. Employer
of Incorporation of the depositor)                         Identification No.)

   155 North Lake Avenue
    Pasadena, California                                         91101
--------------------------------                              -----------
   (Address of Principal                                       (Zip Code)
    Executive Offices)

The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        Section 8.
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Item 8.01         Other Events.
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      On July 27, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust
Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A10 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-J (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

      On July 27, 2006, Residential Asset Securitization Trust 2006-A10 entered into an interest rate corridor contract, as evidenced by a Confirmation between the Trustee on behalf of the Supplemental Interest Trust as defined in the Pooling and Servicing Agreement (the "Supplemental Interest Trust") and Bear Stearns Financial Products Inc. as counterparty ("the Counterparty") for the Class A-1 Certificates (the "Class A-1 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.2.

      On July 27, 2006, Residential Asset Securitization Trust 2006-A10 entered into an Novation Confirmation, as evidenced by a Confirmation among the Supplemental Interest Trust, the Counterparty and Goldman Sachs Capital Markets, L.P. (the "Novation Confirmation"). The Confirmation is annexed hereto as
Exhibit 99.3.

      On March 7, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of March 7, 2006, by and among the Company, as depositor, IndyMac Bank F.S.B., IndyMac ABS, Inc. and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.3.


Section 9. Financial Statements and Exhibits.
           ---------------------------------
       Item 9.01.

      (a)   Financial statements of business acquired.

            Not applicable

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Shell company transactions.

            Not applicable.

      (c)   Exhibits:

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      99.1. Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Company, IndyMac and the Trustee.

      99.2 The Class A-1 Confirmation, dated as of July 27, 2006, between the Counterparty and the Trustee on behalf of the Supplemental Interest Trust.

      99.3 The Novation Confirmation, dated as of July 27, 2006, among the Counterparty, the Trustee on behalf of the Supplemental Interest Trust and Goldman Sachs Capital Markets, L.P.

      99.4 The Item 1115 Agreement, dated as of March 7, 2006, by and among the Company, IndyMac and the Counterparty.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    INDYMAC MBS, INC.



                                                    By: /s/ Victor H. Woodworth
                                                        -----------------------
                                                        Victor H. Woodworth
                                                        Vice President



Dated: August 11, 2006

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                                  Exhibit Index

Exhibit
-------

      99.1. Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Company, IndyMac and the Trustee.

      99.2 The Class A-1 Confirmation, dated as of July 27, 2006, between the Counterparty and the Trustee on behalf of the Supplemental Interest Trust.

      99.3 The Novation Confirmation, dated as of July 27, 2006, among the Counterparty, the Trustee on behalf of the Supplemental Interest Trust and Goldman Sachs Capital Markets, L.P.

      99.4 The Item 1115 Agreement, dated as of March 7, 2006, by and among the Company, IndyMac and the Counterparty.